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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): November 8, 2004


                  Technology Funding Medical Partners I, L.P.
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             (Exact name of registrant as specified in its charter)


        Delaware                           94-3166762
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code



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Item 8.01.        Other Events
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Pursuant to Article 15 of the Amended and Restated Limited Partnership
Agreement, Technology Funding Medical Partners I, L.P., (the "Partnership") has liquidated its assets and on November 5, 2004, sent a final distribution and notice of the Partnership's termination to Limited Partners. Upon the filing of a certificate of cancellation with the Secretary of State of the State of Delaware, the Partnership shall stand terminated.

The Partnership incorporates by reference the documents listed below:
The Partnership's Amended and Restated Limited Partnership Agreement
   filed on July 8, 2002, on Form 8-K.
The Partnership's 2003 annual report on Form 10-K, filed on March 25,
   2004, file number 814-00124.
The Partnership's quarterly report on Form 10-Q for the period ending
   March 31, 2004, filed on May 12, 2004, file number 814-00124.
The Partnership's quarterly report on Form 10-Q for the period ending
   June 30, 2004, filed on August 12, 2004, file number 814-00124.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1     Letter to Limited Partners dated
                                    November 5, 2004, titled "Termination
                                    and Final Distribution."

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  November 8, 2004          By: /s/ Charles R. Kokesh
                                     ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc. and Managing General
                                     Partner of Technology Funding Ltd.